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Exhibit 99.1

Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Current Report of DRS Technologies, Inc. (the "Company") on Form 8-K dated December 2, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Mark S. Newman, as Chief Executive Officer of the Company, and Richard A. Schneider, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

        (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ MARK S. NEWMAN Mark S. Newman Chief Executive Officer December 2, 2002

/s/ RICHARD A. SCHNEIDER Richard A. Schneider Chief Financial Officer December 2, 2002

This certification accompanies this Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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Certification of CEO and CFO Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002